Changes to IFRS Not Yet Adopted	12 Months Ended
Dec. 31, 2017
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Changes to IFRS Not Yet Adopted

3 CHANGES TO IFRS NOT YET ADOPTED

The final version of IFRS 9 Financial Instruments was issued in 2014 and sets out the requirements for recognising and measuring financial assets, financial liabilities and certain contracts to buy or sell non-financial items. It replaces IAS 39 Financial Instruments: Recognition and Measurement. The adoption of IFRS 9 in 2018 resulted in a decrease of $83 million in equity at January 1, 2018, mainly representing the recognition of additional provisions for impairment of receivables under the expected loss model. On a prospective basis, IFRS 9 may facilitate further use of hedge accounting and also results in different income recognition upon the sale of certain investments in securities.

IFRS 15 Revenue from Contracts with Customers was issued in 2014 and replaces IAS 18 Revenue. It provides a single model of accounting for revenue arising from contracts with customers based on the identification and satisfaction of performance obligations, and revenue from contracts with customers will be distinguished from other sources. Shell has adopted IFRS 15 with effect from January 1, 2018, and has elected to apply the modified retrospective transition approach. Although IFRS 15 does not generally represent a change from Shell’s current practice, the accounting for certain contracts, such as those with provisional pricing or take-or-pay arrangements, and for underlifts and overlifts, have been identified as areas of potential change. However, these do not have a significant effect on Shell’s accounting or disclosures, and therefore no transition adjustment will be presented.

IFRS 16 Leases was issued in 2016 to replace IAS 17 Leases and is required to be adopted by 2019. Under the new standard all lease contracts, with limited exceptions, are recognised in financial statements by way of right of use assets and corresponding lease liabilities. Compared with the existing accounting for operating leases, it will also impact the classification and timing of expenses and consequently the classification between cash flow from operating activities and cash flow from financing activities. It is expected that Shell will apply the modified retrospective approach, which would mean that the cumulative effect of initially applying the standard is recognised at the date of initial application and there is no restatement of comparative information. Shell will not early adopt IFRS 16. The impact of the adoption of the new standard at January 1, 2019, will be dependent on factors such as Shell’s lease contracts at that date and the discount rate to be applied in accordance with IFRS 16, and therefore the impact cannot be determined from the disclosure of the minimum lease payments in accordance with IAS 17 in Note 14. A detailed review of Shell’s contracts is under way to determine the impact of the new standard.